FPA Queens Road Small Cap Value Fund

Institutional Class Ticker: QRSIX
Investor Class Ticker: QRSVX
Advisor Class Ticker: QRSAX

A series of Investment Managers Series Trust III (the "Trust")

Supplement dated May 29, 2024, to the
Summary Prospectus dated September 30, 2023.

The Board of Trustees of the Trust has approved a Shareholder Service Plan with respect to the FPA Queens Road Small Cap Value Fund (the "Fund"). The adoption of the Shareholder Service Plan does not constitute an actual change in the fees paid by Fund shareholders, but rather a designation of certain fees as shareholder servicing fees, which were previously included in "Other Expenses." Effective immediately, the following changes are made to the Fund's Summary Prospectus.

The "Fees and Expenses of the Fund" table is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

The Fund is the successor of the FPA Queens Road Small Cap Value Fund, formerly a series of Bragg Capital Trust (the "Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Fund on July 28, 2023.

Shareholder Fees (fees paid directly from your investment)		Investor Class		Advisor Class		Institutional Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)		None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of original sales price or redemption proceeds, as applicable)		None		None		None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions		None		None		None
Exchange Fee		None		None		None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees		0.66%		0.66%		0.66%
Distribution (Rule 12b-1) fees		None		None		None
Other Expenses[1]		0.30%		0.24%		0.13%
Shareholder service fee	0.23%		0.15%		0.03%
All other expenses	0.07%		0.09%		0.10%
Total Annual Fund Operating Expenses		0.96%		0.90%		0.79%

1  "Other Expenses" are estimates based on the expenses the Fund expects to incur for the current fiscal year; actual expenses may vary.

Please file this Supplement with your records.